Exhibit 32.2
Certification
of Chief Financial
Officer
Pursuant
to 18 U.S.C. Section
1350
as Adopted
Pursuant
to Section
906 of the
Sarbanes-Oxley
Act of 2002
In connection with the
Quarterly Report
of
USCB Financial Holdings,
Inc. (the “Company”) on Form 10-Q
for the
quarter
ended
September
30,
2026,
as
filed
with
the
Securities
and
Exchange
Commission
on
the date
hereof
(the
“Report”),
I,
Robert
Anderson
,
as Chief
Financial
Officer
of
the Company,
certify,
to the
best of
my knowledge,
pursuant
to
18 U.S.C.
§1350,
as adopted
pursuant to
Section
906 of
the Sarbanes-Oxley Act
of
2002, that:
1)
The
Report
fully
complies
with
the
requirements
of
Section
13(a) or
15(d),
as
applicable,
of
the
Securities
Exchange
Act
of
1934; and
2)
The
information
contained
in
the
Report
fairly
presents,
in all
material
respects,
the
financial
condition
and
results of
operations
of
the Company.
/s/
Robert
Anderson
Robert
Anderson
Chief Financial
Officer
Date:
November
6, 2026